                                                                    EXHIBIT 99.2

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                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:                 $                3,082,917,047.88
Beginning of the Month Finance Charge Receivables:            $                  149,202,144.54
Beginning of the Month Discounted Receivables:                $                            0.00
Beginning of the Month Total Receivables:                     $                3,232,119,192.42


Removed Principal Receivables:                                $                            0.00
Removed Finance Charge Receivables:                           $                            0.00
Removed Total Receivables:                                    $                            0.00


Additional Principal Receivables:                             $                            0.00
Additional Finance Charge Receivables:                        $                            0.00
Additional Total Receivables:                                 $                            0.00


Discounted Receivables Generated this Period:                 $                            0.00


End of the Month Principal Receivables:                       $                3,036,593,343.96
End of the Month Finance Charge Receivables:                  $                  145,670,192.00
End of the Month Discounted Receivables:                      $                            0.00
End of the Month Total Receivables:                           $                3,182,263,535.96


Special Funding Account Balance                               $                            0.00
Aggregate Invested Amount (all Master Trust Series)           $                2,300,000,000.00
End of the Month Transferor Amount                            $                  736,593,343.96
End of the Month Transferor Percentage                                                   24.26%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                           RECEIVABLES


       30-59 Days Delinquent                                  $                   65,330,687.81
       60-89 Days Delinquent                                  $                   44,342,751.49
       90+ Days Delinquent                                    $                   89,079,888.59

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       Total 30+ Days Delinquent                              $                  198,753,327.89
       Delinquent Percentage                                                              6.25%

Defaulted Accounts During the Month                           $                   18,281,021.35
Annualized Default Percentage                                                             7.12%

Principal Collections                                                            420,652,403.18
Principal Payment Rate                                                                   13.64%

Total Payment Rate                                                                       14.62%


INVESTED AMOUNTS


       Class A Initial Invested Amount                      $                    368,000,000.00
       Class B Initial Invested Amount                      $                     32,000,000.00

INITIAL INVESTED AMOUNT                                     $                    400,000,000.00

       Class A Invested Amount                              $                    368,000,000.00
       Class B Invested Amount                              $                     32,000,000.00

INVESTED AMOUNT                                             $                    400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                           12.97%
PRINCIPAL ALLOCATION PERCENTAGE                                                          12.97%


MONTHLY SERVICING FEE                                       $                        500,000.00

INVESTOR DEFAULT AMOUNT                                     $                      2,371,907.68


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                                              92.00%

       Class A Finance Charge Collections                   $                      6,654,238.72
       Other Amounts                                        $                              0.00

TOTAL CLASS A AVAILABLE FUNDS                               $                      6,654,238.72

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       Class A Monthly Interest                             $                      2,176,630.56
       Class A Servicing Fee                                $                        460,000.00
       Class A Investor Default Amount                      $                      2,182,155.07

TOTAL CLASS A EXCESS SPREAD                                 $                      1,835,453.09


REQUIRED AMOUNT                                             $                              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                               8.00%

       Class B Finance Charge Collections                   $                        578,629.45
       Other Amounts                                        $                              0.00

TOTAL CLASS B AVAILABLE FUNDS                               $                        578,629.45


       Class B Monthly Interest                             $                        192,303.33
       Class B Servicing Fee                                $                         40,000.00


TOTAL CLASS B EXCESS SPREAD                                 $                        346,326.12


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                           $                    2,181,779.21


       Excess Spread Applied to Required Amount               $                            0.00

       Excess Spread Applied to Class A Investor              $                            0.00
       Charge Offs

       Excess Spread Applied to Class B Items                 $                      189,752.61

       Excess Spread Applied to Class B Investor              $                            0.00
       Charge Offs

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       Excess Spread Applied to Monthly Cash                  $                       26,676.87
       Collateral Fee

       Excess Spread Applied to Cash Collateral               $                            0.00
       Account

       Excess Spread Applied to other amounts owed            $                            0.00
       Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                   $                    1,965,349.73


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                             $                   11,110,861.40


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                $                            0.00
SERIES 1995-A

       Excess Finance Charge Collections Applied to           $                            0.00
       Required Amount

       Excess Finance Charge Collections Applied to           $                            0.00
       Class A Investor Charge Offs

       Excess Finance Charge Collections Applied to           $                            0.00
       Class B Items

       Excess Finance Charge Collections Applied to           $                            0.00
       Class B Investors Charge Offs

       Excess Finance Charge Collections Applied to           $                            0.00
       Monthly Cash Collateral Fee

       Excess Finance Charge Collections Applied to           $                            0.00
       Cash Collateral Account

       Excess Finance Charge Collections Applied to           $                            0.00
       other amounts owed Cash Collateral Depositor

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YIELD AND BASE RATE --

       Base Rate (Current Month)                                                          8.88%
       Base Rate (Prior Month)                                                            8.89%
       Base Rate (Two Months Ago)                                                         8.91%

THREE MONTH AVERAGE BASE RATE                                                             8.89%

       Portfolio Yield (Current Month)                                                   14.58%
       Portfolio Yield (Prior Month)                                                     12.45%
       Portfolio Yield (Two Months Ago)                                                  12.69%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                      13.24%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                             92.00%

       Class A Principal Collections                          $                   50,212,116.38

CLASS B PRINCIPAL PERCENTAGE                                                              8.00%

       Class B Principal Collections                          $                    4,366,270.99

TOTAL PRINCIPAL COLLECTIONS                                   $                   54,578,387.37

INVESTOR DEFAULT AMOUNT                                       $                    2,371,907.68

REALLOCATED PRINCIPAL COLLECTIONS                             $                            0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER             $                            0.00
SERIES

CLASS A AMORTIZATION --

       Controlled Amortization Amount                         $                            0.00
       Deficit Controlled Amortization Amount                 $                            0.00

CONTROLLED DISTRIBUTION AMOUNT                                $                            0.00

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CLASS B AMORTIZATION --

       Controlled Amortization Amount                         $                            0.00
       Deficit Controlled Amortization Amount                 $                            0.00

CONTROLLED DISTRIBUTION AMOUNT                                $                            0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL           $                   56,950,295.05
SHARING


INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                  $                            0.00

CLASS B INVESTOR CHARGE OFFS                                  $                            0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                       $                            0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                       $                            0.00


CASH COLLATERAL ACCOUNT --

       Required Cash Collateral Amount                        $                   52,000,000.00
       Available Cash Collateral Amount                       $                   52,000,000.00

INTEREST RATE CAP PAYMENTS --

       Class A Interest Rate Cap Payments                     $                            0.00
       Class B Interest Rate Cap Payments                     $                            0.00


TOTAL DRAW AMOUNT                                             $                            0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $                            0.00

                                           First USA Bank, National Association,
                                           as Servicer


                                           By: /s/ Tracie Klein
                                               --------------------------------
                                                     Tracie H. Klein
                                                     First Vice President